MANAGER AND FOUNDER
   AQUILA MANAGEMENT CORPORATION
   380 Madison Avenue, Suite 2300
   New York, New York 10017

INVESTMENT SUB-ADVISER
   KPM INVESTMENT MANAGEMENT, INC.
   1600 Broadway, Suite 1100
   Denver, Colorado 80202

BOARD OF TRUSTEES
   Lacy B. Herrmann, Chairman
   Tucker Hart Adams
   Gary C. Cornia
   Diana P. Herrmann
   John C. Lucking
   Anne J. Mills
   J. William Weeks

OFFICERS
   Diana P. Herrmann, President
   James M. McCullough, Senior Vice President
   Jori Everitt, Vice President
   Rose F. Marotta, Chief Financial Officer
   Joseph P. DiMaggio, Treasurer
   Edward M.W. Hines, Secretary

DISTRIBUTOR
   AQUILA DISTRIBUTORS, INC.
   380 Madison Avenue, Suite 2300
   New York, New York 10017

CUSTODIAN
   BANK ONE TRUST COMPANY, N.A.
   100 East Broad Street
   Columbus, Ohio 43271

TRANSFER AND SHAREHOLDER SERVICING AGENT
   PFPC Inc.
   400 Bellevue Parkway
   Wilmington, Delaware 19809

INDEPENDENT AUDITORS
   KPMG LLP
   757 Third Avenue
   New York, New York 10017

Further information is contained in the Prospectus, which must precede or accompany this report.


ANNUAL
REPORT

DECEMBER 31, 2001

[Logo of Tax-Free Fund of Colorado: a square with silhouettes of two mountains and a rising sun]

                                  TAX-FREE FUND
                                       OF
                                    COLORADO

                          A TAX-FREE INCOME INVESTMENT

[Logo of the Aquila Group of Funds: an eagle's head]

                                   ONE OF THE
                            AQUILA(SM) GROUP OF FUNDS

[Logo of Tax-Free Fund of Colorado: a square with silhouettes of two mountains and a rising sun]

                  SERVING COLORADO INVESTORS FOR OVER A DECADE

                            TAX-FREE FUND OF COLORADO

                                  ANNUAL REPORT

                              "MEETING OBJECTIVES"

                                                               February 11, 2002

Dear Fellow Shareholder:

     As you know, the objective of Tax-Free Fund of Colorado is to provide you with "as high a level of current income exempt from Colorado state and regular Federal income taxes as is consistent with preservation of capital."*

     From the inception of the Fund on May 21, 1987, management has always strived to meet this objective through having an investment portfolio of high quality securities and a maturity level which is primarily intermediate term in nature. This investment approach offers shareholders the opportunity to feel good about their investment knowing that:

     *    the share price should fluctuate relatively little, and thus

     *    their investment should be relatively secure.

     Through the various checks we have made of shareholder sentiments, this philosophy consistently rings true in the thinking of our investors. Shareholders of Tax-Free Fund of Colorado have expressed to us their desire to make sure that their investment in the Fund is such that they will get a "RETURN OF THEIR MONEY" as well as a "TAX-FREE RETURN ON THEIR MONEY." Therefore, we have managed the investment portfolio of the Fund accordingly.

     We think you will be interested in seeing just how well the Fund has met its objective of a stable share value since its inception. The Fund's share price will always have some fluctuation to it as a result of market activity and interest rate changes. However, the share price of the Fund has fluctuated very little since its inception in 1987. We have continually sought to meet the objective of preserving shareholders' capital in the Fund to the maximum extent possible and believe that our efforts and success in this regard are evident in the following graph.**

[Graphic of a bar chart with the following information:]

                            SHARE NET ASSET VALUE
                  5/21/87                           $9.60
                 12/31/87                           $9.51
                 12/31/88                           $9.66
                 12/31/89                           $9.80
                 12/31/90                           $9.77
                 12/31/91                          $10.18
                 12/31/92                          $10.38
                 12/31/93                          $10.77
                 12/31/94                           $9.82
                 12/31/95                          $10.56
                 12/31/96                          $10.41
                 12/31/97                          $10.62
                 12/31/98                          $10.63
                 12/31/99                           $9.98
                 12/31/00                          $10.31
                 12/31/01                          $10.32


     Now, let's take a look at how well we have done in providing preservation of capital over the twelve-month period from January 1, 2001 to December 31, 2001 covered by this Annual report.

                              CLASS A SHARE PRICE
                 January, 2001                     $10.41
                 February, 2001                    $10.41
                 March, 2001                       $10.43
                 April, 2001                       $10.29
                 May, 2001                         $10.36
                 June, 2001                        $10.39
                 July, 2001                        $10.46
                 August, 2001                      $10.57
                 September, 2001                   $10.53
                 October, 2001                     $10.60
                 November, 2001                    $10.45
                 December, 2001                    $10.32

     As you will note, the share price of the Fund fluctuated somewhat as interest rates changed over the period. However, the total fluctuation over this period was only $0.31 ($10.29 vs. $10.60), or approximately 3%. Thus, the total volatility of share price was far less than that experienced by various other investments that you might have made over the last twelve months.

     Now, let's take a look at the double tax-free dividend rate paid over the last twelve months, representing the Fund's fiscal year.

     As you are aware, by having the Fund principally invest in Colorado municipal bonds, the Fund is in a position to provide its shareholders with income which is exempt from both Colorado state and regular Federal income tax. Also, we have consistently tried to ensure that people get their monthly dividend in time to meet their schedule for payments of various living expenses. Therefore, we pick a payment date every month that allows the income to be provided to you by around the 1st of the following month.

                              APPROXIMATE PER                     # OF DAYS
                             SHARE DIVIDEND PAID             COVERED BY DIVIDEND

January, 2001                      $.043                              33
February, 2001                     $.037                              29
March, 2001                        $.040                              31
April, 2001                        $.038                              30
May, 2001                          $.038                              30
June, 2001                         $.039                              31
July, 2001                         $.038                              30
August, 2001                       $.038                              30
September, 2001                    $.040                              32
October, 2001                      $.039                              31
November, 2001                     $.039                              31
December, 2001                     $.035                              28


     As you will observe, we try to ensure that the rate of income you receive is approximately equal for every month, in keeping with our shareholders' income needs. This is the same approach we have maintained since the inception of the Fund in May, 1987. The dividend paid will, however, fluctuate slightly based upon the number of days covered by the dividend. As you will note, December's dividend is smaller than other months because it covers only 28 days.

     For you as a shareholder of Tax-Free Fund of Colorado, we have tried our best to meet the stated objectives for the Fund.

     We want you to keep what you have in principal while earning a consistent stream of income every month. Most importantly, we want the Fund to meet your objective of feeling comfortable with your investment and having enough money each month to be able to meet your desired living expenses.

     It is always gratifying to accomplish what you have set out to do. We hope that by the Fund meeting its objectives, we have helped you to meet your objectives as well.


                                     Sincerely,
/s/  Diana P. Herrmann                     /s/  Lacy B. Herrmann
----------------------                     ----------------------
Diana P. Herrmann                          Lacy B. Herrmann
President                                  Chairman of the Board of Trustees


* For certain investors, some dividends may be subject to Federal and state taxes, including the Alternative Minimum Tax (AMT).

** The above chart illustrates the record of Class A Net Asset Value Price since the Fund's inception. Past performance does not guarantee future stability. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE REPORT

     The following graph illustrates the value of $10,000 invested in the Class A shares of Tax-Free Fund of Colorado for the 10-year period ended December 31, 2001 as compared with the Lehman Brothers Quality Intermediate Municipal Bond Index and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Lehman Index does not include any operating expenses nor sales charges and being nationally oriented, does not reflect state specific bond market performance.

[Graphic of a line chart with the following information:]

  Lehman Brothers               Fund's Class A Shares
Quality Intermediate    Without Sales         With Sales         Cost of Living
Municipal Bond Index       Charge                Charge               Index
      $10,000               $9,600              $10,000              $10,000
      $10,731              $10,453              $10,884              $10,290
      $11,794              $11,613              $12,092              $10,573
      $11,471              $11,183              $11,644              $10,856
      $13,054              $12,655              $13,177              $11,131
      $13,611              $13,169              $13,712              $11,501
      $14,607              $14,102              $14,684              $11,697
      $15,635              $14,789              $15,399              $11,885
      $15,681              $14,651              $15,255              $12,204
      $17,034              $15,867              $16,522              $12,618
      $17,973              $16,621              $17,307              $12,814

                                                         AVERAGE ANNUAL TOTAL RETURN
                                                     FOR PERIODS ENDED DECEMBER 31, 2001
                                                    -------------------------------------
                                                                                 SINCE
                                                    1 YEAR  5 YEARS  10 YEARS  INCEPTION
                                                    ------  -------  --------  ---------
Class A (5/21/87)
   With Sales Charge.............................    0.45%   3.95%     5.21%     6.08%
   Without Sales Charge..........................    4.64%   4.80%     5.64%     6.38%

Class C (4/30/96)
   With CDSC.....................................    2.60%   3.76%      n/a      4.00%
   Without CDSC..................................    3.64%   3.76%      n/a      4.00%

Class Y (4/30/96)
   No Sales Charge...............................    4.59%   4.88%      n/a      5.38%
Lehman Index.....................................    5.51%   5.72%     6.04%     6.52% (Class A)
                                                     5.51%   5.72%      n/a      5.82% (Class C&Y)

Total return figures shown for the Fund reflect any change in price and assume all distributions within the period were invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the 1% contingent deferred sales charge (CDSC), imposed on redemptions made within the first 12 months after purchase. Class Y shares are sold without any sales charge. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each classes' income may be subject to federal and state income taxes. Past performance is not predictive of future investment results.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

2001 REVIEW

     As we look back at 2001, there are a number of important events that had an impact upon municipal bond performance. The slowing economy, Federal Reserve Bank activity, the events of September 11, and new issue supply and demand.

     The economy continued in a slowing pattern which first began in late 2000. As the stock market declined, consumer confidence eroded further, unemployment began to rise, capacity utilization was falling, U.S. manufacturing activity slowed dramatically and consumer spending weakened.

     The Federal Reserve launched an aggressive strategy to stimulate the economy which began in the first week of the year. The 1/4 of 1% reduction in the benchmark Fed funds rate in January was the first of an unprecedented eleven reductions in short-term rates which resulted in a decrease in the Fed Funds rate from 6.50% at the beginning of the year to 1.75% in December. The effectiveness of this stimulative policy is just beginning to become apparent as the economy levels off and is showing some signs of improvement.

     The tragedy of September 11 also influenced the credit quality of certain sectors of the municipal market. Airport revenue backed bonds came under severe price pressure, sales tax revenues declined in virtually all states, and declining real estate values affected property tax collections in some markets.

     Despite this difficult environment, total municipal bond issuance increased 43% to $282 billion, the third highest total in history. This large amount of new supply, coupled with the reduction of property and casualty insurers' muni portfolios kept tax-free rates at very attractive levels relative to taxable investments. The recent trend of lower volatility in the municipal market versus Treasuries continued in 2001.

     In Colorado, new issuance was also up sharply led by transportation and education issues. New bonding projects for highways, airport expansion and K through 12 educational facilities led the way to approximately 35% increase in new issue volume. Colorado seemed to fare better than most states during the economic contraction; however, sales tax revenues and real estate values began to show weakness late in the year.

     The sharp decline in short-term interest rates during the year allowed us to reduce our positions in short-term securities and increase yield by adding positions in the 12 to 15 year maturity range. The average maturity of the Tax-Free Fund of Colorado lengthened slightly from 8.5 years last year to about
8.7 years now. The credit quality of the portfolio remains very high with 96% of the securities rated AAA or AA. The Fund's class A shares had a total return of 4.7% in 2001.

2002 STRATEGY

     The outlook for the municipal bond market in 2002 calls for high levels of new issuance, continued high relative yields versus taxable bonds and a potential for higher yields, especially on lower quality securities. The current interest rate environment and lower tax collections will spur municipalities to access the credit markets more frequently. This new supply will allow tax-free yields to remain very attractive when compared to taxable government securities. If the trend of lower tax collections continues we will begin to see yields on lower grade securities rise faster than high quality bonds for the first time in several years.

     Our strategy for the Tax-Free Fund of Colorado will be to take advantage of higher yields in the 12 to 15 year intermediate maturity sector with new money proceeds. We are also prepared to increase our holdings in A rated securities if the yields reach a point where we will be adequately rewarded for the additional risk. Our 15-year history as a locally based investment advisor will be of great benefit if this opportunity presents itself. In any case, it will remain our steadfast goal to provide an above-average double-exempt income stream with low share price volatility to our loyal shareholders.

PRIVACY NOTICE (UNAUDITED)

OUR PRIVACY POLICY. In providing services to you as an individual who owns or is considering investing in shares of a fund of the Aquila(SM) Group of Funds, we collect certain nonpublic personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise permitted by law. Our privacy policy applies equally to former shareholders and persons who inquire about a fund.

INFORMATION WE COLLECT. "Nonpublic personal information" is personally identifiable financial information about you as an individual or your family. The kinds of nonpublic personal information we have about you may include the information you provide us on your share purchase application or in telephone calls or correspondence with us, and information about your fund transactions and holdings, how you voted your shares and the account where your shares are held.

INFORMATION WE DISCLOSE. We disclose nonpublic personal information about you to companies that provide necessary services to your fund, such as the fund's transfer agent, distributor, investment adviser or sub-adviser and to our affiliates, as permitted or required by law, or as authorized by you. We also may disclose this information to another fund of the Aquila(SM) Group of Funds or its distributor, or to the broker-dealer that holds your fund shares, under agreements that permit them to use the information only to provide you information about your fund, other funds in the Aquila(SM) Group of Funds or new services we are offering which may be of interest to you. Any other use is strictly prohibited. We do not sell information about you or any of our fund shareholders to anyone.

HOW WE SAFEGUARD YOUR INFORMATION. We restrict access to nonpublic personal information about you to only those persons who need it to provide services to you or who are permitted by law to receive it. We maintain physical, electronic and procedural safeguards to protect the confidentiality of all nonpublic personal information we have about you.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-437-1020.

[Logo of KPMG LLP: four solid rectangles with the letters KPMG in front of them]

                          INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Tax-Free Fund of Colorado:

     We have audited the accompanying statement of assets and liabilities of Tax-Free Fund of Colorado, including the statement of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Free Fund of Colorado as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/  KPMG LLP
-------------
KPMG LLP

New York, New York
February 1, 2002

                            TAX-FREE FUND OF COLORADO
                            STATEMENT OF INVESTMENTS
                                DECEMBER 31, 2001

                                                                            RATING
    FACE                                                                   MOODY'S/
   AMOUNT     GENERAL OBLIGATION BONDS (38.0%)                                S&P             VALUE
-----------   ----------------------------------------------------------    -------       -------------

              CITY & COUNTY (2.8%)
              ----------------------------------------------------------
              Denver Colorado City & County
$ 2,260,000      5.00%, 09/01/12, FSA Insured ..........................    Aaa/AAA       $   2,327,800
  1,000,000      5.00%, 12/01/15 .......................................    Aa2/AA            1,011,250
              Denver Colorado City & County Excise Tax Revenue
  1,000,000      5.00%, 09/01/11, FSA Insured ..........................    Aaa/AAA           1,037,500
              Westminster Colorado Water Series 1992 A
  1,000,000      6.25%, 12/01/07 .......................................    Aa3/AA            1,035,000
                                                                                          -------------
                                                                                              5,411,550
                                                                                          -------------

              METROPOLITAN DISTRICT (10.9%)
              ----------------------------------------------------------
              Boulder Colorado Central Area Improvement
  2,500,000      6.30%, 08/15/07, FGIC Insured .........................    Aaa/AAA           2,518,750
              Castle Pines Metropolitan District
  1,060,000      5.50%, 12/01/07, FSA Insured ..........................    Aaa/AAA           1,147,450
  1,600,000      5.00%, 12/01/11, FSA Insured ..........................    Aaa/AAA           1,648,000
              Foothills Park & Recreational District
  1,310,000      5.00%, 12/01/12, FSA Insured ..........................    Aaa/NR            1,350,938
  1,325,000      5.00%, 12/01/13, FSA Insured ..........................    Aaa/NR            1,353,156
              Highlands Ranch Metropolitan District #1, Refunding
  1,530,000      6.25%, 09/01/06, MBIA Insured .........................    Aaa/AAA           1,569,000
  1,000,000      5.75%, 09/01/08, AMBAC Insured ........................    Aaa/AAA           1,095,000
  1,730,000      5.75%, 09/01/09, AMBAC Insured ........................    Aaa/AAA           1,896,512
              Highlands Ranch Metropolitan District #4
  1,000,000      5.80%, 12/01/07, LOC Swiss Bank, Pre-Refunded .........    Aaa/NR            1,097,500
              Interstate South Metropolitan District
  2,165,000      5.75%, 12/01/09, LOC US Bank ..........................    NR/AA-            2,270,544
              North Jeffco Park & Recreational District Colorado
  1,245,000      5.25%, 12/01/08, AMBAC Insured ........................    Aaa/NR            1,329,038
              South Suburban Park & Recreational District
  1,365,000      5.125%, 12/15/09, FGIC Insured ........................    Aaa/AAA           1,434,956
              Westglenn Metropolitan District Colorado
  1,000,000      6.25%, 12/01/08, Pre-Refunded .........................     NR/A+            1,076,250
              Westglenn Metropolitan District Colorado Jefferson
                 County Refunding
  1,260,000      5.65%, 12/01/04, ETM ..................................     NR/A+            1,315,125
                                                                                          -------------
                                                                                             21,102,219
                                                                                          -------------

              SCHOOL DISTRICTS (23.2%)
              ----------------------------------------------------------
              Adams County School District #12
$ 1,255,000      5.625%, 12/15/08, FGIC Insured ........................    Aaa/AAA       $   1,364,813
  2,000,000      5.00%, 12/15/12, MBIA Insured .........................    Aaa/NR            2,062,500
              Adams County School District #14
  1,275,000      5.75%, 12/01/08, FSA Insured ..........................    Aaa/AAA           1,392,937
              Arapahoe County Cherry Creek School District #5
  1,000,000      5.50%, 12/15/08 .......................................    Aa1/AA            1,082,500
  2,760,000      5.50%, 12/15/11 .......................................    Aa1/AA            2,939,400
  2,750,000      5.50%, 12/15/12 .......................................    Aa1/AA            2,904,688
              Boulder Valley Colorado School District
  1,215,000      5.50%, 12/01/08, FGIC Insured .........................    Aaa/AAA           1,312,200
              Denver City & County School District #1
  1,000,000      5.60%, 06/01/08 .......................................    Aa3/AA-           1,080,000
              Douglas & Elbert Counties School District # Re-1,
                 Series 1992
  1,000,000      5.00%, 12/15/10, FGIC Insured .........................    Aaa/AAA           1,040,000
  2,000,000      5.25%, 12/15/11, FGIC Insured .........................    Aaa/AAA           2,100,000
              El Paso County School District #11
  1,330,000      6.25%, 12/01/08 .......................................    Aa3/AA-           1,492,925
              El Paso County School District #20
  1,000,000      6.15%, 12/15/08, MBIA Insured .........................    Aaa/AAA           1,122,500
              El Paso County School District #38
  1,110,000      5.70%, 12/01/12 .......................................    Aa3/NR            1,216,837
              El Paso County School District #49
  1,500,000      5.50%, 12/01/13, FSA Insured ..........................    Aaa/AAA           1,623,750
              El Paso County School District
  1,000,000      5.25%, 12/01/14, FGIC Insured .........................    Aaa/AAA           1,036,250
              Garfield County Colorado School District
  1,025,000      5.00%, 12/01/14, FSA Insured ..........................    Aaa/NR            1,039,094
              Jefferson County School District # R-1
  3,000,000      5.50%, 12/15/09, FGIC Insured .........................    Aaa/AAA           3,243,750
  2,340,000      5.25%, 12/15/11, FGIC Insured .........................    Aaa/AAA           2,462,850
  1,000,000      5.50%, 12/15/13, FGIC Insured .........................    Aaa/AAA           1,061,250
              Larimer County School District
$ 2,100,000      5.25%, 12/15/11 .......................................    Aa3/AA-       $   2,186,625
              Larimer Weld and Boulder County Colorado School
  2,000,000      5.90%, 12/15/05 .......................................    A1/AA-            2,142,500
              Mesa County School District #51
  1,065,000      6.00%, 12/01/06, MBIA Insured .........................    Aaa/AAA           1,175,493
  1,000,000      5.20%, 12/01/09, MBIA Insured .........................    Aaa/AAA           1,047,500
              Pueblo County Colorado School District # 71
  1,040,000      5.50%, 12/01/09, AMBAC Insured ........................    Aaa/AAA           1,106,300
  1,000,000      5.00%, 12/01/15, FGIC Insured .........................    Aaa/AAA           1,007,500
  3,440,000      5.00%, 12/01/16, FGIC Insured .........................    Aaa/AAA           3,457,200
              Weld & Adams County School District 3J
  1,000,000      5.50%, 12/15/10, AMBAC Insured ........................    Aaa/AAA           1,076,250
                                                                                          -------------
                                                                                             44,777,612
                                                                                          -------------
              WATER & SEWER (1.1%)
              ----------------------------------------------------------
              Thornton, Colorado, Refunding
  2,000,000      5.60%, 12/01/06, FSA Insured ..........................    Aaa/AAA           2,172,500
                                                                                          -------------
                    Total General Obligation Bonds .....................                     73,463,881
                                                                                          -------------

              REVENUE BONDS (61.0%)
              ----------------------------------------------------------

              ELECTRIC (2.1%)
              ----------------------------------------------------------
              Moffat County Colorado Pollution Control
  2,125,000      5.625%, 11/01/06, AMBAC Insured .......................    Aaa/AAA           2,308,281
              Platte River Power Authority
  1,500,000      6.00%, 06/01/07, MBIA Insured .........................    Aaa/AAA           1,651,875
                                                                                          -------------
                                                                                              3,960,156
                                                                                          -------------
              HIGHER EDUCATION (8.5%)
              ----------------------------------------------------------
              City of Aurora Colorado Educational Development
                 Refunding Bonds Series 1994
  1,580,000      6.00%, 10/15/07 .......................................    NR/BBB            1,649,125
              Colorado State Board of Agriculture
  1,000,000      5.40%, 04/01/06, MBIA Insured .........................    Aaa/AAA           1,031,250
  1,000,000      5.45%, 04/01/08, MBIA Insured .........................    Aaa/AAA           1,026,250
              Colorado Post Secondary Educational Facility
  1,170,000      5.50%, 03/01/08, MBIA Insured .........................    Aaa/AAA           1,257,750
              Colorado Post Secondary Educational Facilities
                 Authority Refunding Revenue Bonds Series 93,
$ 1,000,000      5.95%, 03/01/09, AMBAC Insured ........................    A2/AAA        $   1,038,750
              Colorado State Board of Agriculture Revenue,
                 Fort Lewis College
  1,000,000      6.50%, 10/01/06, FGIC Insured .........................    Aaa/AAA           1,030,510
              Colorado State Board of Agriculture Revenue,
                 University of Southern Colorado Auxiliary Facility
  1,000,000      6.25%, 08/01/07, AMBAC Insured ........................    Aaa/AAA           1,022,240
              University of Colorado Enterprise System
  1,000,000      5.00%, 06/01/11 .......................................    Aa3/AA-           1,035,000
              University of Northern Colorado Auxiliary Facilities
  1,500,000      5.75%, 06/01/07, MBIA Insured, Pre-Refunded ...........    Aaa/AAA           1,612,500
  1,745,000      5.75%, 06/01/08, MBIA Insured .........................    Aaa/AAA           1,912,956
  1,390,000      5.00%, 06/01/15, AMBAC Insured ........................    Aaa/AAA           1,393,475
              University of Northern Colorado
  2,325,000      5.00%, 06/01/15, AMBAC Insured ........................    Aaa/AAA           2,342,437
                                                                                          -------------
                                                                                             16,352,243
                                                                                          -------------
              HOSPITAL (6.8%)
              ----------------------------------------------------------
              Colorado Health Facility Authority Hospital
                 Revenue Boulder Community Hospital
  1,410,000      5.65%, 10/01/06, MBIA Insured .........................    Aaa/AAA           1,503,413
              Colorado Health Facility Authority Hospital
                 Revenue, Catholic Health
  1,000,000      5.375%, 12/01/09 ......................................    Aa3/AA-           1,047,500
              Colorado Health Facility Authority Hospital
                 Revenue North Colorado Medical Center
  2,030,000      5.60%, 05/15/05, MBIA Insured .........................    Aaa/AAA           2,139,112
              Colorado Health Facility Authority Hospital
                 Revenue, Sisters of Charity-Leavenworth
  1,000,000      5.50%, 12/01/08, MBIA Insured .........................    Aaa/AAA           1,070,000
  1,500,000      5.25%, 12/01/10, MBIA Insured .........................    Aaa/AAA           1,571,250
              Colorado Health Facility Authority Sisters of Charity
                 Health Care
  1,000,000      6.25%, 05/15/09, AMBAC Insured, ETM ...................    Aaa/AAA           1,117,500
              Colorado Health Facility Community Provider
                 Pooled Loan Revenue
$   587,000      7.20%, 07/15/05, FSA Insured ..........................    Aaa/AAA       $     600,325
              Colorado Springs Hospital Revenue
  1,460,000      5.50%, 12/15/06, MBIA Insured .........................    Aaa/AAA           1,565,850
              Poudre Valley Hospital District, Refunding
  1,000,000      5.375%, 11/15/07 ......................................    NR/AA-            1,030,000
              University Colorado Hospital Authority Hospital
                 Revenue
  1,475,000      5.50%, 11/15/07, AMBAC Insured ........................    Aaa/NR            1,580,094
                                                                                          -------------
                                                                                             13,225,044
                                                                                          -------------
              HOUSING (7.4%)
              ----------------------------------------------------------
              Adams County Colorado Multi-Family Housing
                 Revenue, Brittany Station Series A
  1,600,000      5.40%, 09/01/25, FNMA Insured .........................    NR/AAA            1,688,000
              City and County of Denver Colorado SFM Revenue
                 Series 1999 C
    875,000      5.00%, 11/01/15, GNMA Insured .........................    NR/AAA              881,563
              Colorado Housing Finance Authority
  1,000,000      5.00%, 08/01/13, Series 2001 ..........................     A1/A+            1,001,250
  2,680,000      6.05%, 10/01/16, Series 1999A3 ........................    Aa2/NR            2,790,550
    925,000      6.125%, 11/01/23, Series 1998D3 .......................    Aa2/NR              968,937
              Colorado Housing Finance Authority, SFM
    135,000      6.00%, 12/01/04, Series 1994C .........................    Aa2/NR              135,323
    665,000      6.65%, 11/01/06, Series 1992A .........................    NR/AA+              669,988
    815,000      5.625%, 06/01/10, Series 1995D ........................    Aa2/NR              830,281
    405,000      5.75%, 11/01/10, Series 1996A .........................    Aa2/A+              406,417
    540,000      6.25%, 12/01/12, Series 1994C .........................    Aa2/NR              543,375
              Colorado Housing Finance Authority, Single Family
                 Program 2000C3
    795,000      5.70%, 10/01/22 .......................................    Aa2/AA              821,831
              Colorado Housing Finance Authority, Single Family
                 Program Sub. 2000D
  1,000,000      5.40%, 10/01/12 .......................................     A1/A+            1,028,750
              Littleton Assisted Living Building Authority, Amity
                 Plaza Project Multi-Family Housing Revenue
                 Bond Series 1994
$   915,000      6.10%, 03/01/06 .......................................     NR/A+        $     943,594
              Snowmass Village Multi-Family Revenue Refunding
  1,500,000      6.30%, 12/15/08, FSA Insured ..........................    Aaa/AAA           1,551,255
                                                                                          -------------
                                                                                             14,261,114
                                                                                          -------------
              LEASE (4.4%)
              ----------------------------------------------------------
              Aurora Colorado COP
  2,105,000      5.25%, 12/01/13, AMBAC Insured ........................    Aaa/AAA           2,191,831
              Broomfield Colorado COP
  2,500,000      5.10%, 12/01/12, AMBAC Insured ........................    Aaa/NR            2,590,625
              El Paso County COP
  1,100,000      5.25%, 12/01/09, MBIA Insured .........................    Aaa/AAA           1,171,500
              Lakewood Colorado COP
  1,440,000      5.20%, 12/01/13, AMBAC Insured ........................    Aaa/AAA           1,488,600
              Westminster, Colorado COP
  1,055,000      5.35%, 09/01/11, MBIA Insured .........................    Aaa/AAA           1,118,300
                                                                                          -------------
                                                                                              8,560,856
                                                                                          -------------
              SALES TAX (11.6%)
              ----------------------------------------------------------
              City of Boulder Colorado
  1,045,000      5.25%, 08/15/10, AMBAC Insured ........................    Aaa/AAA           1,102,475
              Boulder Colorado Open Space Acquisition
  1,250,000      5.50%, 08/15/12 .......................................    Aa1/AA+           1,320,312
              Boulder County Colorado Open Space & Use Tax
                 Revenue Bonds
  1,740,000      Series 1994, 5.75%, 12/15/04, FGIC Insured ............    Aaa/AAA           1,872,675
              Boulder County Colorado Sales & Use Tax Open
                 Space Series A
  1,000,000      5.45%, 12/15/12, FGIC Insured .........................    Aaa/AAA           1,061,250
              Colorado Springs Colorado Sales & Use Tax Revenue
                 Service Sales
  1,320,000      5.00%, 12/01/12 .......................................     A1/AA            1,348,050
              City & County of Denver Colorado Excise Tax Revenue
  2,000,000      5.375%, 09/01/10, FSA Insured .........................    Aaa/AAA           2,127,500
              Douglas County Colorado Sales & Use Tax Open
                 Space Revenue
$ 1,780,000      5.50%, 10/15/12, FSA Insured ..........................    Aaa/AAA       $   1,900,150
              Golden Colorado Sales & Use Tax
  1,265,000      5.00%, 12/01/12, AMBAC Insured ........................    Aaa/AAA           1,304,531
              Jefferson County Open Space Sales Tax
  1,245,000      5.00%, 11/01/11, FGIC Insured .........................    Aaa/AAA           1,287,019
  1,600,000      5.00%, 11/01/13, AMBAC Insured ........................    Aaa/AAA           1,634,000
  1,080,000      5.00%, 11/01/14, AMBAC Insured ........................    Aaa/AAA           1,093,500
              Lakewood Colorado Sales & Use Tax Revenue
  1,040,000      5.25%, 12/01/09 .......................................     NR/AA            1,099,800
              Larimer County Colorado Sales Tax Revenue Bond
  1,000,000      5.50%, 12/15/12, AMBAC Insured ........................    Aaa/AAA           1,028,750
              Longmont Colorado Sales & Use Tax
  1,875,000      5.50%, 11/15/14 .......................................     NR/AA            1,954,687
              Thornton Colorado Sales Tax
  1,000,000      5.00%, 09/01/14, FSA Insured ..........................    Aaa/AAA           1,012,500
              Westminster Colorado Sales Tax Revenue
  1,175,000      5.50%, 12/01/07, FGIC Insured .........................    Aaa/AAA           1,271,938
                                                                                          -------------
                                                                                             22,419,137
                                                                                          -------------
              TRANSPORTATION (4.2%)
              ----------------------------------------------------------
              Arapahoe County Colorado E-470 Vehicle
                 Registration Revenue Bonds
  1,000,000      5.45%, 08/31/07, MBIA Insured .........................    Aaa/AAA           1,100,000
              Colorado Dept. of Transportation-Transportation
                 Revenue Anticipation Note
  1,000,000      6.00%, 06/15/13, AMBAC Insured ........................    Aaa/AAA           1,102,500
              Northwest Pkwy. Pub. Hwy. Auth. Series A
  2,515,000      5.15%, 06/15/14, AMBAC Insured ........................    Aaa/AAA           2,584,163
              Regional Transportation District Colorado CTFS
  1,190,000      5.00%, 06/01/15, AMBAC Insured ........................    Aaa/AAA           1,198,925
              Regional Transportation District Sales Tax Revenue
  2,000,000      5.00%, 11/01/13, FGIC Insured .........................    Aaa/AAA           2,042,500
                                                                                          -------------
                                                                                              8,028,088
                                                                                          -------------

              WATER & SEWER (13.0%)
              ----------------------------------------------------------
              Boulder Colorado Water & Sewer Revenue
$ 1,000,000      5.40%, 12/01/14 .......................................    Aa2/AA+       $   1,045,000
              Broomfield Colorado Water Activity Enterprise
  1,500,000      5.30%, 12/01/12, MBIA Insured .........................    Aaa/NR            1,586,250
  1,730,000      5.25%, 12/01/13, MBIA Insured .........................    Aaa/NR            1,812,175
              Centennial Water & Sewer District
  1,750,000      5.80%, 12/01/07, FSA Insured ..........................    Aaa/AAA           1,883,437
              Colorado Clean Water Revenue City of Broomfield
                 Sewer
  1,985,000      5.00%, 12/01/15, AMBAC Insured ........................    Aaa/NR            1,992,444
  1,000,000      5.375%, 09/01/10 ......................................    Aaa/AAA           1,053,750
              Colorado Water Conservancy District
  1,570,000      5.50, 6/15/12, MBIA Insured ...........................    Aaa/AAA           1,672,050
  1,000,000      6.50%, 11/01/05, FGIC Insured .........................    Aaa/AAA           1,033,670
  1,000,000      6.00%, 09/01/06 .......................................    Aaa/AAA           1,033,720
  1,000,000      5.50%, 09/01/09 .......................................    Aaa/AAA           1,070,000
  1,635,000      5.00%, 09/01/12 .......................................    Aaa/AAA           1,675,875
  1,000,000      5.55%, 11/01/13, FGIC Insured .........................    Aaa/AAA           1,065,000
              Fort Collins Colorado Wastewater Sewer Revenue
  1,965,000      5.375%, 12/01/08, FGIC Insured ........................    Aaa/AAA           2,053,425
              Left Hand Water District, Series 1996
  1,530,000      5.75%, 11/15/08, MBIA Insured .........................    Aaa/AAA           1,639,013
              Metro Wastewater Reclamation District
  1,270,000      5.25%, 04/01/09 .......................................    Aa2/AA            1,335,088
              Northglenn Colorado Water & Sewer
  1,010,000      5.75%, 12/01/06, FSA Insured ..........................    Aaa/AAA           1,103,425
              Pueblo Colorado Board Water Works
  1,000,000      5.50%, 11/01/10, FSA Insured ..........................    Aaa/AAA           1,080,000
              Westminster Colorado Water & Wastewater Utility
                 Revenue
  1,000,000      5.70%, 12/01/04, AMBAC Insured ........................    Aaa/AAA           1,073,750
                                                                                          -------------
                                                                                             25,208,072
                                                                                          -------------

              MISCELLANEOUS REVENUE (3.0%)
              ----------------------------------------------------------
              Denver Colorado City & County Helen Bonfils Project
$ 2,275,000      5.875%, 12/01/09 ......................................    NR/AA-        $   2,434,250
              South Suburban Park & Recreational District
  1,000,000      6.00%, 11/01/07 .......................................    Baa/NR            1,065,000
              Thornton, Colorado Development Authority
  1,230,000      5.75%, 12/01/06, MBIA Insured .........................    Aaa/AAA           1,343,775
              Westminster, Colorado Golf Course Activity
  1,000,000      5.40%, 12/01/13, Asset Guarantee ......................     NR/AA              992,500
                                                                                          -------------
                                                                                              5,835,525
                   Total Revenue Bonds .................................                    117,850,235
                                                                                          -------------

              Total Investments (cost $185,164,956*) ...................     99.0%          191,314,116
              Other assets less liabilities ............................       1.0            1,928,918
                                                                            ------        -------------
              Net Assets ...............................................    100.0%        $ 193,243,034
                                                                            ======        =============

              * See notes 2f and 4.

                            PORTFOLIO ABBREVIATIONS:
              ---------------------------------------------------
              AMBAC    - American Municipal Bond Assurance Corp.
              COP      - Certificates of Participation
              ETM      - Escrowed to Maturity
              FGIC     - Financial Guaranty Insurance Co.
              FNMA     - Federal Housing Administration
              FSA      - Financial Security Assurance
              GNMA     - Government National Mortgage Association
              LOC      - Letter of Credit
              MBIA     - Municipal Bond Investors Assurance Corp.
              SFM      - Single Family Mortgage


                See accompanying notes to financial statements.

                            TAX-FREE FUND OF COLORADO
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001

ASSETS
   Investments at value (cost $185,164,956) ..............................................    $ 191,314,116
   Cash ..................................................................................          504,110
   Interest receivable ...................................................................        1,490,883
   Receivable for investment securities sold .............................................        1,414,803
   Receivable for Fund shares sold .......................................................          101,605
   Other assets ..........................................................................              591
                                                                                              -------------
   Total assets ..........................................................................      194,826,108
                                                                                              =============
LIABILITIES
   Payable for securities purchased ......................................................        1,034,555
   Dividends payable .....................................................................          201,660
   Payable for Fund shares redeemed ......................................................          186,372
   Management fee payable ................................................................           82,368
   Distribution fees payable .............................................................           28,492
   Accrued expenses ......................................................................           49,627
                                                                                              -------------
   Total liabilities .....................................................................        1,583,074
                                                                                              -------------
NET ASSETS ...............................................................................    $ 193,243,034
                                                                                              =============
   Net Assets consist of:
   Capital Stock - Authorized an unlimited number of shares, par value $.01 per share ....    $     187,326
   Additional paid-in capital ............................................................      186,895,552
   Net unrealized appreciation on investments (note 4) ...................................        6,149,160
   Accumulated net realized loss on investments ..........................................             (146)
   Distributions in excess of net investment income ......................................           11,142
                                                                                              -------------
                                                                                              $ 193,243,034
                                                                                              =============
CLASS A
   Net Assets ............................................................................    $ 187,022,233
                                                                                              =============
   Capital shares outstanding ............................................................       18,129,968
                                                                                              =============
   Net asset value and redemption price per share ........................................    $       10.32
                                                                                              =============
   Offering price per share (100/96 of
      $10.32 adjusted to nearest cent) ...................................................    $       10.75
                                                                                              =============
CLASS C
   Net Assets ............................................................................    $   1,908,875
                                                                                              =============
   Capital shares outstanding ............................................................          185,414
                                                                                              =============
   Net asset value and offering price per share ..........................................    $       10.30
                                                                                              =============
   Redemption price per share (*a charge of 1% is imposed on the redemption proceeds of the shares, or on the original price, whichever is lower, if redeemed
      during the first 12 months after purchase) .........................................    $       10.30*
                                                                                              =============
CLASS Y
   Net Assets ............................................................................    $   4,311,926
                                                                                              =============
   Capital shares outstanding ............................................................          417,218
                                                                                              =============
   Net asset value, offering and redemption price per share ..............................    $       10.33
                                                                                              =============

                See accompanying notes to financial statements.

                            TAX-FREE FUND OF COLORADO
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001


INVESTMENT INCOME:

     Interest income .....................................................                  $ 9,573,789

EXPENSES:

     Management fee (note 3) .............................................  $  952,765
     Transfer and shareholder servicing agent fees .......................     126,685
     Distribution and service fees (note 3) ..............................     105,001
     Trustees' fees and expenses (note 9) ................................      73,077
     Legal fees ..........................................................      44,470
     Shareholders' reports and proxy statements ..........................      41,866
     Custodian fees ......................................................      26,556
     Audit and accounting fees ...........................................      20,628
     Registration fees and dues ..........................................      14,556
     Insurance ...........................................................       8,377
     Miscellaneous .......................................................      38,361
                                                                            ----------
     Total expenses ......................................................   1,452,342

     Expenses paid indirectly (note 7) ...................................     (14,220)
                                                                            ----------
     Net expenses ........................................................                    1,438,122
                                                                                            -----------
     Net investment income ...............................................                    8,135,667

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

     Net realized gain (loss) from securities transactions ...............     634,581
     Change in unrealized appreciation on investments ....................    (419,100)
                                                                            ----------

     Net realized and unrealized gain (loss) on investments ..............                      215,481
                                                                                            -----------
     Net increase in net assets resulting from operations ................                  $ 8,351,148
                                                                                            ===========

                See accompanying notes to financial statements.

                            TAX-FREE FUND OF COLORADO
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED            YEAR ENDED
                                                              DECEMBER 31, 2001     DECEMBER 31, 2000
                                                              -----------------     -----------------
OPERATIONS:
   Net investment income ....................................   $   8,135,667         $   8,540,219
   Net realized gain (loss) from securities transactions ....         634,581              (282,274)
   Change in unrealized appreciation on investments .........        (419,100)            6,644,977
                                                                -------------         -------------
      Change in net assets from operations ..................       8,351,148            14,902,922
                                                                -------------         -------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 6):
   Class A Shares:
   Net investment income ....................................      (8,214,058)           (8,623,497)

   Class C Shares:
   Net investment income ....................................         (42,762)              (74,149)

   Class Y Shares:
   Net investment income ....................................        (191,525)             (230,985)
                                                                -------------         -------------
      Change in net assets from distributions ...............      (8,448,345)           (8,928,631)
                                                                -------------         -------------

CAPITAL SHARE TRANSACTIONS (NOTE 8):
   Proceeds from shares sold ................................      20,479,314            10,034,305
   Reinvested dividends and distributions ...................       4,938,149             5,296,016
   Cost of shares redeemed ..................................     (17,206,851)          (34,221,297)
                                                                -------------         -------------
      Change in net assets from capital share transactions ..       8,210,612           (18,890,976)
                                                                -------------         -------------

      Change in net assets ..................................       8,113,415           (12,916,685)

NET ASSETS:
   Beginning of period ......................................     185,129,619           198,046,304
                                                                -------------         -------------
   End of period ............................................   $ 193,243,034         $ 185,129,619
                                                                =============         =============


                See accompanying notes to financial statements.

                            TAX-FREE FUND OF COLORADO
                          NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

     Tax-Free Fund of Colorado (the "Fund"), a non-diversified, open-end investment company, was organized in February, 1987 as a Massachusetts business trust and commenced operations on May 21, 1987. The Fund is authorized to issue an unlimited number of shares and, since its inception to April 30, 1996, offered only one class of shares. On that date, the Fund began offering two additional classes of shares, Class C and Class Y shares. All shares outstanding prior to that date were designated as Class A shares and are sold with a front-payment sales charge and bear an annual service fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity and are not offered directly to retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. On April 30, 1998 the Fund established Class I shares, which are offered and sold only through financial intermediaries and are not offered directly to retail investors. At December 31, 2001 there were no Class I shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a) PORTFOLIO VALUATION: Municipal securities which have remaining maturities of more than 60 days are valued at fair value each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services; in the case of securities for which market quotations are readily available, securities are valued at the mean of bid and asked quotations and, in the case of other securities, at fair value determined under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeded 60 days.

b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

c) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

d) ALLOCATION OF EXPENSES: Expenses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

e) USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

f) NEW ACCOUNTING PRONOUNCEMENT: In November 2000, the AICPA issued a revised audit and accounting guide, AUDITS OF INVESTMENT COMPANIES, which is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and all discounts on all fixed-income securities. The Fund elected to adopt this requirement effective January 1, 2001. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the year ending December 31, 2001, interest income increased by $4,979, net realized gain on investments decreased by $146, and the change in net unrealized appreciation of investments decreased by $4,833. In addition, the Fund recorded an adjustment to increase the cost of securities and increase accumulated undistributed net investment income by $6,141 to reflect the cumulative effect of this change up to the date of adoption. For the year ended December 31, 2001, the new accounting pronouncement did not have a material impact on the financial highlights of the Fund.

3.   FEES AND RELATED PARTY TRANSACTIONS

a)   MANAGEMENT ARRANGEMENTS:

     Aquila Management Corporation (the "Manager"), the Fund's founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administration Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager's services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and all the various support organizations to theFund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund's accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50% on the Fund's net assets. This fee will be reduced to 0.40% if certain payments are made under the Fund's Distribution Plan relative to Class A Shares.

     KPM Investment Management, Inc. (the "Sub-Adviser"), a wholly-owned subsidiary of KFS Corporation, a member of the nationally oriented Mutual of Omaha Companies, serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund's portfolio. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.20 of 1% on the Fund's net assets. This fee will be reduced to 0.16% if certain payments are made under the Fund's Distribution Plan relative to Class A Shares.

     Specific details as to the effect of the Fund's payments under its Distribution Plan, as described below, on the above management fees and as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund's Prospectus and Statement of Additional Information.

b)   DISTRIBUTION AND SERVICE FEES:

     The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make service fee payments to broker-dealers or others ("Qualified Recipients") selected by Aquila Distributors, Inc. (the "Distributor"), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund currently makes payment of this service fee at the annual rate of 0.05% of the Fund's average net assets represented by Class A Shares. The Board of Trustees and shareholders approved an amendment to the Fund's Distribution Plan applicable to Class A Shares which will permit the Fund to make service fee payments at the rate of up to 0.15 of 1% on the entire net assets represented by Class A Shares. For the year ended December 31, 2001, service fees on Class A Shares amounted to $92,520 of which the Distributor received $4,719.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's net assets represented by Class C Shares and for the year ended December 31, 2001, amounted to $9,360. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund's net assets represented by Class C Shares and for the year ended December 31, 2001 amounted to $3,121. The total of these payments with respect to Class C Shares amounted to $12,481 of which the Distributor received $7,274.

     Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Fund's shares are sold primarily through the facilities of these dealers having offices within Colorado, with the bulk of sales commissions inuring to such dealers. For the year ended December 31, 2001, total commissions on sales of Class AShares amounted to $431,603 of which the Distributor received $90,258.

4.   PURCHASES AND SALES OF SECURITIES

     During the year ended December 31, 2001, purchases of securities and proceeds from the sales of securities aggregated $34,218,290 and $27,408,127, respectively.

     At December 31, 2001, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $185,153,982 amounted to $6,459,832 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $299,698 for a net unrealized appreciation of $6,160,134.

5.   PORTFOLIO ORIENTATION

     Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Colorado, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Colorado and whatever effects these may have upon Colorado issuers' ability to meet their obligations.

6.   DISTRIBUTIONS

     The Fund declares dividends daily from net investment income and makes payments monthly in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder's option. Net realized capital gains, if any, are distributed annually and are taxable. An additional distribution of gain may be made to the extent necessary to avoid payment of Federal taxes by the Fund.

     The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Colorado income taxes. However, due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund's net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income and/or capital gain rates.

7.   EXPENSES

     The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses. It is the general intention of the Fund to invest, to the extent practicable, some or all of cash balances in income-producing assets rather than leave cash on deposit.

8.   CAPITAL SHARE TRANSACTIONS

     Transactions in Capital Shares of the Fund were as follows:

                                              YEAR ENDED                           YEAR ENDED
                                          DECEMBER 31, 2001                     DECEMBER 31, 2000
                                     --------------------------            --------------------------
                                       SHARES          AMOUNT                 SHARES          AMOUNT
                                       ------          ------                 ------          ------
CLASS A SHARES:
   Proceeds from shares sold ....     1,612,617      16,829,507               856,958    $  8,591,112
   Reinvested distributions .....       469,129       4,895,264               520,228       5,228,046
   Cost of shares redeemed ......    (1,387,127)    (14,460,101)           (3,040,637)    (30,465,681)
                                     ----------    ------------            ----------    ------------
      Net change ................       694,619       7,264,670            (1,663,451)    (16,646,523)
                                     ----------    ------------            ----------    ------------

CLASS C SHARES:
   Proceeds from shares sold ....       112,228       1,178,600                50,364         501,693
   Reinvested distributions .....         2,749          28,650                 3,897          39,042
   Cost of shares redeemed ......       (16,670)       (173,808)             (161,028)     (1,638,098)
                                     ----------    ------------            ----------    ------------
      Net change ................        98,307       1,033,442              (106,767)     (1,097,363)
                                     ----------    ------------            ----------    ------------

CLASS Y SHARES:
   Proceeds from shares sold ....       235,668       2,471,207                94,407         941,500
   Reinvested distributions .....         1,363          14,235                 2,879          28,928
   Cost of shares redeemed ......      (247,313)     (2,572,942)             (211,214)     (2,117,518)
                                     ----------    ------------            ----------    ------------
      Net change ................       (10,282)        (87,500)             (113,928)     (1,147,090)
                                     ----------    ------------            ----------    ------------

Total transactions in Fund
   shares .......................       782,644    $  8,210,612            (1,884,146)   $(18,890,976)
                                     ==========    ============            ==========    ============

9.   TRUSTEES' FEES AND EXPENSES

     During the fiscal year there were seven Trustees, two of whom are affiliated with the Manager and are not paid any trustee fees. Trustees' fees paid during the year were at the annual rate of $6,400 for carrying out their responsibilities and attendance at regularly scheduled Board Meetings. A meeting of the independent trustees is held prior to each quarterly Board Meeting for which each attendee is paid a fee of $350. If additional or special meetings are scheduled for the Fund, separate meeting fees are paid for each such meeting to those Trustees in attendance. The Fund also reimburses the Trustees for expenses such as travel, accomodations, and meals incurred in connection with attendance at regularly scheduled or special Board Meetings and at the Annual Meeting and outreach meetings of Shareholders. For the fiscal year ended December 31, 2001 such reimbursements averaged approximately $4,400 per Trustee.

                            TAX-FREE FUND OF COLORADO
                              FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                    CLASS A
                                                          ------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------

                                                            2001         2000         1999         1998         1997
                                                          --------     --------     --------     --------     --------
Net asset value, beginning of period ..................    $10.31       $9.98        $10.63       $10.62       $10.41
                                                          --------     --------     --------     --------     --------
Income (loss) from investment operations:
   Net investment income ..............................     0.45         0.46         0.46         0.47         0.50
   Net gain (loss) on securities (both realized
      and unrealized) .................................     0.02         0.35        (0.55)        0.04         0.23
                                                          --------     --------     --------     --------     --------
   Total from investment operations ...................     0.47         0.81        (0.09)        0.51         0.73
                                                          --------     --------     --------     --------     --------
Less distributions (note 6):
   Dividends from net investment income ...............    (0.46)       (0.48)       (0.48)       (0.46)       (0.52)
   Distributions from capital gains ...................       -            -         (0.08)       (0.04)          -
                                                          --------     --------     --------     --------     --------
   Total distributions ................................    (0.46)       (0.48)       (0.56)       (0.50)       (0.52)
                                                          --------     --------     --------     --------     --------
Net asset value, end of period ........................    $10.32       $10.31        $9.98       $10.63       $10.62
                                                          ========     ========     ========     ========     ========
Total return (not reflecting sales charge) ............     4.64%        8.30%       (0.84)%       4.92%        7.21%

Ratios/supplemental data
   Net assets, end of period (in thousands) ...........   $187,022     $179,816     $190,698     $208,771     $216,321
   Ratio of expenses to average net assets ............     0.76%        0.78%        0.76%        0.75%        0.75%
   Ratio of net investment income to average net assets     4.27%        4.53%        4.41%        4.47%        4.78%
   Portfolio turnover rate ............................    14.56%       22.45%       13.08%       15.20%       22.66%

The expense ratios after giving effect to the waiver and expense offset for uninvested cash balances were:

   Ratio of expenses to average net assets ............     0.75%        0.77%        0.75%        0.73%        0.72%


                See accompanying notes to financial statements.

                            TAX-FREE FUND OF COLORADO
                        FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                             CLASS C
                                                                   ------------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31,
                                                                   ------------------------------------------------------------
                                                                    2001          2000        1999          1998          1997
                                                                   ------        ------      ------        ------        ------
Net asset value, beginning of period ...........................   $10.29         $9.97      $10.61        $10.60        $10.41
                                                                   ------        ------      ------        ------        ------
Income (loss) from investment operations:
   Net investment income .......................................    0.34          0.37        0.36          0.37          0.40
   Net gain (loss) on securities (both
      realized and unrealized) .................................    0.03          0.33       (0.54)         0.04          0.21
                                                                   ------        ------      ------        ------        ------
   Total from investment operations ............................    0.37          0.70       (0.18)         0.41          0.61
                                                                   ------        ------      ------        ------        ------
Less distributions (note 6):
   Dividends from net investment income ........................   (0.36)        (0.38)      (0.38)        (0.36)        (0.42)
   Distributions from capital gains ............................     -             -         (0.08)        (0.04)         --
                                                                   ------        ------      ------        ------        ------
   Total distributions .........................................   (0.36)        (0.38)      (0.46)        (0.40)        (0.42)
                                                                   ------        ------      ------        ------        ------
Net asset value, end of period .................................   $10.30        $10.29       $9.97        $10.61        $10.60
                                                                   ======        ======      ======        ======        ======

Total return (not reflecting sales charge) .....................    3.64%         7.18%      (1.70)%        3.92%         5.99%

Ratios/supplemental data
   Net assets, end of period (in thousands) ....................   $1,909         $897       $1,932        $1,328        $1,036
   Ratio of expenses to average net assets .....................    1.69%         1.73%       1.70%         1.69%         1.69%
   Ratio of net investment income to average
      net assets ...............................................    3.25%         3.60%       3.44%         3.50%         3.81%
   Portfolio turnover rate .....................................   14.56%        22.45%      13.08%        15.20%        22.66%

The expense ratios after giving effect to the waiver and expense offset for uninvested cash balances were:

   Ratio of expenses to average net assets .....................    1.68%         1.72%       1.69%         1.68%         1.66%


                                                                                             CLASS Y
                                                                   ------------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31,
                                                                   ------------------------------------------------------------
                                                                    2001          2000        1999          1998          1997
                                                                   ------        ------     ------         ------        ------
Net asset value, beginning of period ...........................   $10.33        $10.00      $10.65        $10.64        $10.41
                                                                   ------        ------      ------        ------        ------
Income (loss) from investment operations:
   Net investment income .......................................    0.45          0.46        0.46          0.48          0.52
   Net gain (loss) on securities (both
      realized and unrealized) .................................    0.02          0.35       (0.54)         0.04          0.25
                                                                   ------        ------      ------        ------        ------
   Total from investment operations ............................    0.47          0.81       (0.08)         0.52          0.77
                                                                   ------        ------      ------        ------        ------
Less distributions (note 6):
   Dividends from net investment income ........................   (0.47)        (0.48)      (0.49)        (0.47)        (0.54)
   Distributions from capital gains ............................     -             -         (0.08)        (0.04)          -
                                                                   ------        ------      ------        ------        ------
   Total distributions .........................................   (0.47)        (0.48)      (0.57)        (0.51)        (0.54)
                                                                   ------        ------      ------        ------        ------
Net asset value, end of period .................................   $10.33        $10.33      $10.00        $10.65        $10.64
                                                                   ======        ======      ======        ======        ======

Total return (not reflecting sales charge) .....................    4.59%         8.36%      (0.79)%        4.97%         7.65%

Ratios/supplemental data
   Net assets, end of period (in thousands) ....................   $4,312        $4,417      $5,416        $7,047        $5,668
   Ratio of expenses to average net assets .....................    0.71%         0.73%       0.71%         0.69%         0.70%
   Ratio of net investment income to average
      net assets ...............................................    4.32%         4.58%       4.45%         4.50%         4.76%
   Portfolio turnover rate .....................................   14.56%        22.45%      13.08%        15.20%        22.66%

The expense ratios after giving effect to the waiver and expense offset for uninvested cash balances were:

   Ratio of expenses to average net assets .....................    0.70%         0.72%      0.70%          0.68%         0.67%

                See accompanying notes to financial statements.

ADDITIONAL INFORMATION (UNAUDITED)

TRUSTEES(1)
AND OFFICERS

                                                                                             NUMBER OF
                      POSITIONS                                                              PORTFOLIOS
                      HELD WITH                                                              IN FUND
NAME,                 FUND AND             PRINCIPAL                                         COMPLEX     OTHER
ADDRESS(2)            LENGTH OF            OCCUPATION(S)                                     OVERSEEN    DIRECTORSHIPS
AND DATE OF BIRTH     SERVICE(3)           DURING PAST 5 YEARS                               BY TRUSTEE  HELD BY TRUSTEE
-----------------     ----------           -------------------                               ----------  ---------------
INTERESTED TRUSTEES(4)

Lacy B. Herrmann      Chairman of the      Founder and Chairman of the Board,                  14        Director or Trustee,
New York, NY          Board of Trustees    Aquila Management Corporation, the                            OCC Cash Reserves, Inc.,
(05/12/29)            since 1987           sponsoring organization and Manager or                        OCC Accumulation Trust,
                                           Administrator and/or Adviser or                               Oppenheimer Quest
                                           Sub-Adviser to the Aquilasm Group of                          Value Funds Group,
                                           Funds(5) and Founder, Chairman of the                         Oppenheimer Small Cap
                                           Board of Trustees and (currently or                           Value Fund, Oppenheimer
                                           until 1998) President of each since its                       Midcap Fund, and
                                           establishment, beginning in 1984;                             Oppenheimer Rochester
                                           Director, Aquila Distributors, Inc.,                          Group of Funds, each of
                                           distributor of the above funds, since                         which is an open-end
                                           1981 and formerly Vice President or                           investment company.
                                           Secretary, 1981-1998; President and a
                                           Director, STCM Management Company, Inc.,
                                           sponsor and investment adviser to
                                           Capital Cash Management Trust and
                                           Capital Cash U.S. Government Securities
                                           Trust; Trustee Emeritus, Brown
                                           University and active in university,
                                           school and charitable organizations.

Diana P. Herrmann     Trustee since 2000   President and Chief Operating Officer of             9        None
New York, NY          and President        the Manager since 1997, a Director since
(02/25/58)            since 1999           1984, Secretary since 1986 and previously
                                           its Executive Vice President, Senior
                                           Vice President or Vice President,
                                           1986-1997; President, Senior Vice
                                           President or Executive Vice President of
                                           the Aquila(sm) Group of Funds since 1986;
                                           Director, the Distributor since 1997;
                                           Trustee, Reserve Money-Market Funds,
                                           1999-2000 and Reserve Private Equity
                                           Series, 1998-2000; active in mutual fund
                                           and trade organizations and in
                                           charitable and volunteer organizations.

NON-INTERESTED TRUSTEES

Tucker Hart Adams     Trustee since 1989   President, The Adams Group, Inc., an                 2        Director, Montana Power
Colorado Springs, CO                       economic consulting firm, since 1989;                         Company, Colorado Health
(01/11/38)                                 formerly Chief Economist, United Banks of                     Facilities Authority and
                                           Colorado; currently or formerly active with                   Avista Laboratories, Inc.,
                                           numerous professional and community                           (a developer of cell
                                           organizations.                                                technology for a subsidiary
                                                                                                         of Avista Corp.).

                                                                                             NUMBER OF
                      POSITIONS                                                              PORTFOLIOS
                      HELD WITH                                                              IN FUND
NAME,                 FUND AND             PRINCIPAL                                         COMPLEX     OTHER
ADDRESS(2)            LENGTH OF            OCCUPATION(S)                                     OVERSEEN    DIRECTORSHIPS
AND DATE OF BIRTH     SERVICE(3)           DURING PAST 5 YEARS                               BY TRUSTEE  HELD BY TRUSTEE
-----------------     ----------           -------------------                               ----------  ---------------

Gary C. Cornia        Trustee since 2000   President, the National Tax Association;            2         None
Orem, UT                                   Professor and Chair of the Executive
(06/24/48)                                 Committee, the International Center for
                                           Land Policy Studies and Training
                                           Institute, Taipei, Taiwan; formerly
                                           Associate Dean, Marriott School of
                                           Management, Brigham Young University,
                                           1991-2000; Chair, Utah Governor's Tax
                                           Review Committee since 1993; Faculty
                                           Associate, the Land Reform Training
                                           Institute, Taipei, Taiwan and The
                                           Lincoln Institute of Land Policy,
                                           Cambridge, Massachusetts

John C. Lucking       Trustee since 2000   President, Econ-Linc, an economic consulting         2        Director, New Mexico and
Phoenix, AZ                                firm, since 1995; formerly Consulting                         Arizona Land Company.
(05/20/43)                                 Economist, Bank One Arizona and Chief
                                           Economist, Valley National Bank; Member,
                                           Arizona's Joint Legislative Budget
                                           Committee Economic Advisory Panel and
                                           the Western Blue Chip Economic Forecast
                                           Panel; Director Northern Arizona
                                           University Investment Committee since
                                           1997; member, various historical, civic
                                           and economic associations.

Anne J. Mills         Trustee since 1987   President, Loring Consulting Company since           6        None
Castle Rock, CO                            2001; Vice President for Business Affairs of
(12/23/38)                                 Ottawa University, 1992-2001; Budget
                                           Review Officer, the American Baptist
                                           Churches/USA, 1994-1997; formerly
                                           Director the American Baptist Foundation
                                           and Trustee, Brown University.

J. William Weeks      Trustee since 1995   Retired; limited partner and investor in various     4        None
Palm Beach, FL                             real estate partnerships since 1988; formerly
(06/22/27)                                 Senior Vice President or Vice President of
                                           the Aquila Bond Funds; and Vice President
                                           of the Distributor.

OFFICERS

James M. McCullough   Senior Vice          Senior Vice President or Vice President of five     N/A       N/A
Portland, OR          President since      Aquila Bond and Equity Funds; Senior Vice
(06/11/45)            1999                 President of the Distributor since 2000;
                                           Director of Fixed Income Institutional Sales,
                                           CIBC Oppenheimer & Co. Inc., Seattle,
                                           WA, 1995-1999.

Jerry G. McGrew       Senior Vice          President, of the Distributor, since 1998,          N/A       N/A
New York, NY          President since      Registered Principal since 1993, Senior Vice
(06/18/44)            1997                 President, 1997-1998 and Vice President,
                                           1993-1997; Senior Vice President,
                                           Aquila Rocky Mountain Equity Fund
                                           and four Aquila Bond Funds.

                                                                                             NUMBER OF
                      POSITIONS                                                              PORTFOLIOS
                      HELD WITH                                                              IN FUND
NAME,                 FUND AND             PRINCIPAL                                         COMPLEX     OTHER
ADDRESS(2)            LENGTH OF            OCCUPATION(S)                                     OVERSEEN    DIRECTORSHIPS
AND DATE OF BIRTH     SERVICE(3)           DURING PAST 5 YEARS                               BY TRUSTEE  HELD BY TRUSTEE
-----------------     ----------           -------------------                               ----------  ---------------

Jori Everitt          Vice President       Vice President, Tax-Free Fund of Colorado           N/A       N/A
Englewood, CO         since 2001           and Aquila Rocky Mountain Equity Fund
(08/07/72)                                 since 2001, Assistant Vice President of
                                           each during 2001; Financial Advisor,
                                           Morgan Stanley Dean Witter, 1998-2000;
                                           Associate Financial Consultant, Merrill
                                           Lynch, Pierce, Fenner & Smith,
                                           1995-1998.

Rose F. Marotta       Chief Financial      Chief Financial Officer of the Aquila(sm)           N/A       N/A
New York, NY          Officer since        Group of Funds since 1991 and Treasurer,
(05/08/24)            1993                 1981-1991; Treasurer and Director of STCM
                                           Management Company, Inc., since 1974;
                                           Treasurer of the Manager since 1984 and
                                           of the Distributor, 1985-2000.

Joseph P. DiMaggio    Treasurer since      Treasurer of the Aquila(sm) Group of Funds          N/A       N/A
New York, NY          2000                 and the Distributor since 2000; Controller,
(11/06/56)                                 Van Eck Global Funds, 1993-2000.

Edward M. W. Hines    Secretary since      Partner, Hollyer Brady Smith & Hines LLP,           N/A       N/A
New York, NY          1987                 legal counsel to the Fund, since 1989;
(12/16/39)                                 Secretary of the Aquilasm Group of Funds.

Robert W. Anderson    Assistant Secretary  Compliance Officer of the Manager since             N/A       N/A
New York, NY          since 2000           1998 and Assistant Secretary of the
(08/23/40)                                 Aquila(sm) Group of Funds since 2000;
                                           Consultant, The Wadsworth Group,
                                           1995-1998.

John M. Herndon       Assistant Secretary  Assistant Secretary of the Aquila(sm) Group of      N/A       N/A
New York, NY          since 1995           Funds since 1995 and Vice President of the
(12/17/39)                                 five Aquila Money-Market Funds since 1990;
                                           Vice President of the Manager since 1990.

Lori A. Vindigni      Assistant Treasurer  Assistant Treasurer of the Aquilasm Group of        N/A       N/A
New York, NY          since 2000           Funds since 2000; Assistant Vice President
(11/02/66)                                 of the Manager since 1998; Fund Accountant
                                           for the Aquila(sm) Group of Funds, 1995-1998.

(1)  The  Fund's  Statement  of  Additional   Information   includes  additional
information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll free).

(2) The mailing address of each Trustee and officer is c/o Tax-Free Fund of Colorado, 380 Madison Avenue, New York, NY 10017

(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(4) Mr. Herrmann and Ms. Herrmann are interested persons of the Fund, as that term is defined in the 1940 Act, as officers of the Fund and their affiliations with both the Manager and the Distributor. Each is also an interested person as a member of the immediate family of the other.

(5) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Capital Cash Management Trust and Capital Cash U.S. Government Securities Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; and Aquila Cascadia Equity Fund and Aquila Rocky Mountain Equity Fund are called the "Aquila Equity Funds"; considered together, these 14 funds are called the "Aquila(sm) Group of Funds."

FEDERAL TAX STATUS OF DISTRIBUTIONS (UNAUDITED)

     This information is presented in order to comply with a requirement of the Internal Revenue Code AND NO ACTION ON THE PART OF SHAREHOLDERS IS REQUIRED.

     For the calendar year ended December 31, 2001, $8,130,535 of dividends paid by Tax-Free Fund of Colorado, constituting 96.248% of total dividends paid during calendar 2001, were exempt-interest dividends; $316,322 of total dividends paid during calendar 2001, were capital gain dividends and the balance were ordinary dividend income.

     Prior to January 31, 2002, shareholders were mailed IRS Form 1099-DIV which contained information on the status of distributions paid for the 2001 CALENDAR YEAR.
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